DoubleClick Investor Presentation September 2004 We Make Marketing Work Better plan execute analyze All Rights Reserved - 2004

Forward Looking Statements This presentation contains forward-looking statements including earnings and revenue projections and future plans. The results or events predicted in these statements may vary materially from actual results. Factors that could cause actual events or results to differ from expectations include: lack of growth or decline in online advertising and marketing, intense competition in our industry, integration failures, changes in government regulation, operational failures and other risks that are contained in our SEC filings; including our most recent report on Form 10-Q. Forward-looking statements represent our estimates only as of today, or as of the earlier date indicated in the presentation, and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we may choose not to do so even if our estimates change. We may also refer to certain non-GAAP financial measures in this presentation. The non-GAAP financial information is provided as a compliment to results provided in accordance with GAAP and management uses this information in analyzing the progress of the business. Please see the DCLK earnings press release dated July 22, 2004, for an explanation of the term "Net Cash". Please see the Form 8-K filed on July 22, 2004 by the Company with the SEC for a discussion of why the Company believes "Net Cash" is a useful financial measure to investors and how management uses it. *As presented herein.

What does DoubleClick do? We provide technology and data products and services to help marketers: Manage marketing operations Improve marketing planning and targeting Deliver, monitor and optimize multi-channel marketing programs Manage and analyze marketing data Increase marketing insight Measure the success of campaigns.

Global Marketers Choose DoubleClick

The Current Marketing Environment Marketers face increasing demand to produce tangible ROI results for marketing programs Number of digital marketing options have increased; tools are needed to optimize digital marketing spending Managing deliverability of email remains an issue Consumers continue to use multiple mediums to research and buy products. How does a marketer effectively reach and measure their customers across multiple channels? 9

Retailers Online Marketing Spending in 2003 Source: The State of Retailing Online 7.0, a Shop.org survey conducted by Forrester Research, Inc. Percentages are rounded. Online Marketing Tactic 2002 average spending 2002 percent of online spending 2003 average spending 2003 percent of online spending Average spending growth (y-o-y) Pop-up/under/over ads (includes Rich Media) $ 57,233 2% $ 155,584 4% 172% Pay-for-Performance search placement $ 176,519 7% $ 399,923 10% 127% Paid keyword placement $ 110,442 4% $ 239,338 6% 117% Online banners $ 164,330 6% $ 339,534 9% 107% Search engine optimization $ 89,736 3% $ 172,371 4% 92% Affiliate programs $ 379,366 14% $ 656,223 17% 73% Email to house list $ 145,907 5% $ 203,998 5% 40% Traditional Portal deals (e.g. AOL, MSN, Yahoo!) $ 688,946 26% $ 894,595 23% 30% Comparison-shopping engines $ 243,117 9% $ 286,730 7% 18% Email to prospecting list $ 263,079 10% $ 293,146 8% 11% New portal deals (e.g. Amazon or eBay) $ 346,196 13% $ 213,598 6% -38% 2002 2003 Total average online marketing spending $ 2,664,871 $ 3,855,040

DoubleClick's Marketing Solutions DATA Ad management solutions (web publisher & agency) Online media planning tool for agencies Rich media tools Email delivery solutions Enterprise marketing solutions Web analytics tool Ad Management Marketing Automation Performics (Search/Affiliate Marketing) TECHSOLUTIONS Abacus (Database Marketing) Prospect & Housefile modeling w/ transactional data Multi-channel marketing analytics Search engine marketing management Affiliate marketing solutions DATA Data Management Solutions Data management solutions and services

DoubleClick Ad Management Solutions Marketer Problem DCLK Solution Complex Rich Media Process Measuring & Comparing Results Increased Demand Straining Resources Optimization Inventory management Online Campaign Planning Simplified Rich Media Authoring & Delivery Tool Campaign Reporting/Analysis Integration with Offline Systems

Ad Management Solutions 17 ASP and software tools for ad management Online media planning tool for agencies Rich media tools

Ad Management Email Marketing Database Marketing Online Advertising Marketing Analytics Strategic Services Marketing Automation DART Online Ad Management Solutions Selected Competitors: aQuantive, 24/7, ValueClick, various smaller companies 2Q 2003 2Q 2004 2Q 2003 2Q 2004 2Q 2003 2Q 2004

DoubleClick Marketing Automation Solutions Marketer Problems DCLK Solutions Complexity of Marketing Process Efficacy of Email Maximize Marketing Return on Investment Campaign Management Site Analytics Marketing Resource Management Email Delivery Strategic Services Privacy Capabilities

Marketing Automation Solutions Website Analytics Enterprise Marketing Email Marketing 23

Marketing Automation Email Marketing Database Marketing Online Advertising Marketing Analytics Strategic Services Marketing Automation Revenue: $10.9 MM $14.6 MM History: 4-year old business Selected Competitors: Digital Impact, Bigfoot, Responsys, Experian, Unica, E.piphany, & various single point players Tech Segment Gross Margin: 61.9% 73.0% Tech Segment Revenue: $43.5 MM $46.4 MM 2Q 2004 2Q 2003 2Q 2004 2Q 2004 2Q 2003 2Q 2003

Performics Helps Marketers Affiliate Marketing Tools Paid Placement Solution Paid Inclusion Solution Comparison Site Solution Optimization Reporting and Analysis Managing paid placement, paid inclusion, & comparison shopping listings across multiple sites & providers Managing, tracking, & reporting on marketer's offers across multiple affiliate sites Monetizing inventory through sponsored links Marketer Problems DCLK Solutions

Performance Based Marketing Products Search Engine Marketing Affiliate Marketing

Performics Email Marketing Database Marketing Online Advertising Marketing Analytics Strategic Services Marketing Automation Revenue: $13.3 MM $20.0 MM History: 6-year old business, acquired by DCLK 6/24/2004 Primary Competitors: aQuantive, ValueClick, LinkShare , various single point players Tech Segment Gross Margin: 63.4% Low 70's % range Tech Segment Revenue: $175.4 MM $187-197 MM FY 2004E* FY 2003 FY 2004E FY 2004E FY 2003 FY 2003 * Guidance as of 7/22/2004 per 7/22/04 earnings press release; DCLK will recognize approximately $10 MM in revenue from Performics for 2H04.

DoubleClick Data Solutions Problems Solutions Customer Acquisition and Retention Optimize Response Rates Data Fragmentation Marketing databases Multi-channel response measurement Prospect & Housefile modeling with transactional data 3rd-Party list optimization Strategic and Analytical Services

Data Solutions for Marketers Data Management Database Marketing

Database Marketing Email Marketing Database Marketing Online Advertising Marketing Analytics Marketing Automation Abacus (US B2C, US B2B, International,) ChannelView Abacus Revenue: $20.1 MM $19.6 MM Data Segment Gross Margin: 70.7% 59.2% Primary Competitors: Experian, Info USA, D&B List Brokers History: 14 year old business Acquisition in 1999 Data Segment Revenue: $20.1 MM $22.8 MM 2Q 2004 2Q 2003 2Q 2004* 2Q 2003 2Q 2003 2Q 2004* *The margin decrease was primarily associated with the decline in US B-to-C revenues and the inclusion of the lower margin Data Management business.

Data Management Email Marketing Database Marketing Online Advertising Marketing Analytics Marketing Automation Data Management Solutions Data Management: NA $3.2 MM Data Segment Gross Margin: 70.7% 59.2% Primary Competitors: Experian & Various Smaller Players History: 20+ year old business Acquisition in 2003 Data Segment Revenue: $20.1 MM $22.8 MM 2Q 2004* 2Q 2004* 2Q 2003 2Q 2003 2Q 2003 2Q 2004* *The margin decrease was primarily associated with the decline in US B-to-C revenues and the inclusion of the lower margin Data Management business.

Recent Financial Highlights

Investment Highlights We anticipate ^ 25% growth in GAAP EPS in 2004* Greater than 95% average client retention among top 30 Ad Management and Marketing Automation customers over the past year Strong core businesses in terms of profitability and operating cash flow Expect to have ongoing investment in core businesses with continued investment in newer products Healthy balance sheet Improved margins Positive operating cash flow and GAAP net income * Mid-point of guidance as of 7/22/2004 per 7/22/04 earnings press release

2Q04 Highlights* Revenue of $69.2 MM vs. $63.6 MM in 2Q 03 TechSolutions revenue of $46.4 MM vs. $43.5 MM in 2Q 03; GM's of 73% vs. 62% in 2Q 03; OM's of 21% vs. 9% in 2Q 03 Data revenue of $22.8 MM in 2Q 04, vs. $20.1 MM in 2Q 03; GM's of 59% vs. 71% for 2Q 03; OM's of 10% vs. 29% in 2Q 03 Overall Gross margins of 68% vs. 65% in 2Q 03 Generated $15.0 MM in cash flow from operations Cash and marketable securities of $541.6 MM Net cash position of $403.2 MM, or $3.06 per share Repurchased over $38 MM in stock in 2Q04 ($59 MM total) since authorizing $100 MM buy-back in 4Q03 * As of 6/30/04. Please see the DCLK earnings press release from 7/22/2004 for a definition of the term "Net Cash".

GAAP Earnings Per Share FY01 FY02 FY04E* FY03 * Mid point of guidance as of 7/22/2004 per 7/22/04 earnings press release

Improved Gross Margins FY01 FY02 FY03 FY04E Gross Margin 0.56 0.62 0.65 0.7 FY02 FY04E* FY03 * Mid point of guidance as of 7/22/2004 per 7/22/04 earnings press release

Product Development as % of Revenue 0% 8.9% 13.2% 13.3% 14.4% 2% 4% 6% 8% 10% 12% 14% 2000 2001 2002 2003

DCLK 3Q04 Outlook* Data Revenue: $30 - $33 MM ^ $3.5 MM: Data Management Data Gross Margins: high 60s to low 70s % range Revenue: $76 MM - $82 MM GAAP earnings: $0.02 - $0.05 per share Gross Margin: high 60s to low 70s % range GAAP OpEx: $50 - $53 MM TechSolutions Revenue: $46 - $50 MM $28 - $31 MM: Ad Management $13 to $15 MM: Marketing Automation ^ $4 MM: Performics TechSolutions Gross Margins: low 70s % range * Guidance as of 7/22/2004 per 7/22/04 earnings press release

Full-year 2004 Outlook* Data Revenue: $101 - $108 MM ^ $13 MM: Data Management Data Gross Margins: mid 60s % range Revenue: $290 MM - $305 MM GAAP earnings: $0.13 - $0.17 per share Gross Margin: high 60s to low 70s % range GAAP OpEx: $185 - $195 MM TechSolutions Revenue: $187 - $197 MM $121 - $128 MM: Ad Management $56 to $59 MM: Marketing Automation ^ $10 MM: Performics TechSolutions Gross Margins: low 70s % range * Guidance as of 7/22/2004 per 7/22/04 earnings press release

Going Forward We expect continuing year-over-year profitability growth We continue to pursue multi-product sales to new and existing customers We have core businesses that are profitable with very strong client retention and we are committed to investing in them to help drive top line growth We plan to continue to make strategic investments in those areas of our business with high growth potential - creating more value for customers and prospects Continuing to invest in 2004 - laying the foundations for improved growth in 2005

DoubleClick Has The Solutions To Make Marketing Work Better